                                       Oppenheimer California Municipal Fund
                                       Supplement dated May 30, 2002 to the
                                        Prospectus dated November 28, 2001

The prospectus supplement dated March 21, 2002 is withdrawn.

1.  The third bullet point at the end of the first paragraph under the section titled "THE FUND'S PRINCIPAL
INVESTMENT POLICIES" on page 7 of the prospectus is deleted and replaced with the following:

         "invests at least 80% of its net assets in California municipal securities."

2.       The following sentence is added before the second full paragraph in the section titled "THE FUND'S
     PRINCIPAL INVESTMENT POLICIES":

         "Securities  that generate  income subject to  alternative  minimum tax (AMT) will count towards the 80% municipal securities requirement."

3.  The Prospectus is changed by adding the following paragraph beneath the table captioned "Annual Fund
Operating Expenses" appearing in the section "Fees and Expenses of the Fund" on page 6 :

         Effective  January 1, 2000, the Manager has  voluntarily  undertaken to limit its management fees to a maximum  annual  rate of 0.55% of average  annual  net assets for each class of shares.  The
         Manager can withdraw that waiver at any time.

May 30, 2002                                                                    PS0790.015